C.H. ROBINSON
WORLDWIDE, INC.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Earnings Conference Call – First Quarter 2012 April 24, 2012 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Angie Freeman, VP Investor Relations

Safe Harbor Statement

Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully;
risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; and the impact of war on the economy; and other risks and uncertainties detailed in our
Annual and Quarterly Reports.

In thousands, except per share amounts
2012 2011 % Change
Total revenues $2,552,114 $2,365,472 7.9%
Total net revenues $414,746 $390,341 6.3%
Income from operations $169,545 $156,715 8.2%
Net income $106,500 $97,028 9.8%
Earnings per share
(diluted)
$0.65 $0.59 10.2%
FIRST QUARTER
Q1 2012 Results

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON
WORLDWIDE, INC.

Transportation Results Q1 2012
Transportation margin percentage history
• Volumes up in all services in Q1 2012.
• In the quarter, pricing changes varied by service line.
• Consolidated transportation net revenue margin declined in the quarter.
In thousands
FIRST QUARTER
2012 2011 % Change
Total revenues $2,176,797 $1,991,022 9.3%
Total net revenues $367,216 $342,920 7.1%
Net revenue margin 16.9% 17.2% -2.1%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9%
Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2%
Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4%
Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3%

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truck Results Q1 2012
• Truckload net revenue growth was driven by volume growth, partially offset by decreased net revenue margin.
• Decline in Truckload net revenue margin due to cost per mile rising faster than price per mile, and the higher cost of fuel.
• Pricing decisions are decentralized and driven by customer-specific account management strategies.
• Less-than-Truckload (LTL) net revenue growth was driven primarily by increased volumes and increased pricing, offset partially by a decreased net revenue margin.
In thousands
Quarter
Volume 8%
Pricing * 1%
Net revenue margin
Quarter
Volume 13%
Pricing
Net revenue margin
*Excluding estimated impact of fuel
FIRST QUARTER
2012 2011 % Change
$315,409 $294,500 7.1%
Truck net revenues
Truckload year over year change LTL year over year change

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© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON WORLDWIDE, INC.

Intermodal Results Q1 2012
• Net revenue growth was driven by volume growth, largely offset by decreased net revenue margin.
• Net revenue margin decline due to changing mix of business, including a shift to increased dedicated intermodal business and shorter haul lanes, and rising rail carrier pricing.
• Our containers are exceeding our performance expectations and are supporting new customer opportunities.
In thousands
2012 2011 % Change
$9,711 $9,600 1.2%
FIRST QUARTER
Quarter
Volume
Pricing
Net revenue margin
Net revenues Year over year change

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© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON WORLDWIDE, INC.

Ocean & Air Results Q1 2012
• Ocean net revenue growth was driven by increased volumes, largely offset by decreased pricing.
• Air net revenue decline was driven by lower pricing and net revenue margin compression, partially offset by increased volumes.
• Significant price volatility.
In thousands
2012 2011 % Change
Ocean $15,761 $15,570 1.2%
Air $8,873 $9,185 -3.4%
FIRST QUARTER
Quarter
Volume
Pricing
Net revenue margin
Quarter
Volume
Pricing
Net revenue margin
Ocean year over year change Air year over year change
Net revenues

Other Logistics Services Results Q1 2012
• Other Logistics Services includes Transportation Management Services, Customs, Warehousing,
and Small Parcel.
• Q1 2012 net revenue growth primarily due to increases in our Management services and Customs services.
• Integrated, outsourced logistics arrangements, including Transportation Management services, are providing continued growth in Other Logistics Services.
In thousands
2012 2011 % Change
$17,462 $14,065 24.2%
FIRST QUARTER
Net revenues

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON
WORLDWIDE, INC.

Sourcing Results Q1 2012
Net revenues
• Volume growth offset by decreased net revenue margin.
• Net revenue margin comparisons challenging due to weather issues in Q1 2011.
• Sourcing net revenues continue to be impacted by change in product, service, and customer mix.
In thousands
2012 2011 % Change
Total revenues $359,730 $360,028 -0.1%
Total net revenues $31,943 $32,999 -3.2%
Net revenue margin 8.9% 9.2% -3.1%
FIRST QUARTER

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON WORLDWIDE, INC.

Payment Services Results Q1 2012
• Volume growth was driven by increase in MasterCard
®
and other fuel card services.
• Increased fees were driven by higher fuel prices and changes to merchant agreements.
In thousands
2012 2011 % Change
$15,587 $14,422 8.1%
FIRST QUARTER
Quarter
Volume
Pricing
Net revenues Year over year change

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Summarized Income Statement
•
Overall, operating expenses grew slower than net revenues
•
Average headcount increased approximately 9%
•
For the quarter, personnel expense decreased as a percentage of net revenues. This decrease was driven by a reduction in certain incentive compensation plans that are based on growth in earnings, including our restricted stock program.
•
Other operating expense growth was driven primarily by an increase in the provision for doubtful accounts and travel expenses.
In thousands, except per share amounts
2012 2011 % Change
Total net revenues $414,746 $390,341 6.3%
Operating expenses:
Personnel expenses $183,438 $175,109 4.8%
Percent of net revenues 44.2% 44.9%
Other operating expenses $61,763 $58,517 5.5%
Percent of net revenues 14.9% 15.0%
Total Operating expenses $245,201 $233,626 5.0%
Income from Operations $169,545 $156,715 8.2%
Percent of net revenues 40.9% 40.1%
FIRST QUARTER

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON
WORLDWIDE, INC.

2012 2011 % Change
Net cash provided by
operating activities
$77,084 $52,613 46.5%
Capital expenditures, net $13,820 $9,630 43.5%
FIRST QUARTER
Quarter
Shares repurchased 1,067,717
Average price per
share
$65.55
Total cost of shares
repurchased
$69,990,401
March 31, 2012
Cash & investments $311,365
Current assets $1,601,131
Total assets $2,134,285
Current liabilities $871,867
Stockholder’s equity $1,248,113
Long term debt $0
Other Financial Information
In thousands, except per share amounts
Cash flow data
Balance sheet data Repurchases of common stock

Current Period Comments
Through April 23:
• North American Truckload volume growth per business day was approximately 10%
• Total net revenue growth per business day was approximately 1%
• We are pleased with our execution.
• We continue to invest in growth, hiring people and expanding our global IT capabilities.
• We are aggressively selling and developing our relationships through our account management strategies.
• Our variable cost disciplines enable us to stay efficient and react to changing market conditions.
• We remain confident in our long-term market opportunities, growth strategy, and competitive advantages.

C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved